Rule 497(e)
                                      Registration Nos. 333-125751 and 811-21774



                        FIRST TRUST EXCHANGE-TRADED FUND
                                 (the "Trust")

                        FIRST TRUST CAPITAL STRENGTH ETF
             FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND
                   FIRST TRUST DOW JONES INTERNET INDEX FUND
                FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND
                       FIRST TRUST ISE CHINDIA INDEX FUND
                 FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND
                        FIRST TRUST ISE WATER INDEX FUND
              FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND
                FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND
             FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND
              FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND
              FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND
          FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND
                 FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND
                        FIRST TRUST S&P REIT INDEX FUND
                  FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF
                         FIRST TRUST US IPO INDEX FUND
               FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND
                 FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND
                 (each a "Fund" and collectively, the "Funds")

             SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2015


                              DATED JUNE 30, 2015

            Notwithstanding anything to the contrary in the Funds' Statement of Additional Information, the following is added to the end of the section entitled "Additional Information":

INFORMATION FOR INVESTORS IN THE EUROPEAN ECONOMIC AREA

            In relation to each Member State of the European Economic Area ("EEA") which has implemented the EU Directive on Alternative Investment Fund Managers (Directive (2011/61/EU)) (the "AIFM Directive"), the Prospectus, and any Summary Prospectus or SAI relating to the Funds, may only be distributed and shares may only be offered or placed in a Member State to the extent that: (1) the Funds are permitted to be marketed to professional investors in the relevant member state in accordance with the AIFM Directive (as implemented into the local law/regulations of the relevant Member State); or otherwise (2) the Prospectus and SAI may be lawfully distributed and the shares may lawfully be offered or placed in that Member State (including at the initiative of the investor).

            In relation to each Member State of the EEA which, at the date of this SAI, has not implemented the AIFM Directive, the Prospectus and the SAI may only be distributed and shares may only be offered or placed to the extent that this SAI may be lawfully distributed and the shares may lawfully be offered or placed in that Member State (including at the initiative of the investor).

            In addition, the following restrictions apply to the distribution of the Prospectus and SAI in the following Member States:


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INFORMATION FOR INVESTORS IN THE UNITED KINGDOM

            Subject always to the foregoing notice in respect of the EEA, this Document is being issued in the United Kingdom by First Trust Global Portfolios Limited (which is authorised and regulated by the Financial Conduct Authority (the "FCA")) only to and/or is directed only at persons who are professional clients or eligible counterparties for the purposes of the FCA's Conduct of Business Sourcebook.

            Background. The AIFM Directive is a European Union ("EU") directive which regulates the management and marketing of funds within the EEA. The AIFM Directive distinguishes between EU and non-EU funds and EU and non-EU fund managers and different obligations apply under the AIFM Directive depending on where the fund is based and where the manager is based. Certain disclosure, transparency and reporting obligations are imposed on non-EU fund managers wishing to market funds to investors in the EEA. There are additional requirements imposed on EU fund managers, which do not currently apply to First Trust.

            To the extent not already disclosed to you prior to your investment in the Funds, the purpose of this section of the SAI is to satisfy the disclosures which are required to be provided to you under the AIFM Directive.

            Overview of the Funds and the Service Providers. The Funds are non-EU AIFs ("AIF" means an alternative investment fund for the purposes of the AIFM Directive.).

            First Trust Advisors L.P. ("First Trust") is the AIFM of the Funds ("AIFM" means an alternative investment fund manager for the purposes of the AIFM Directive.). First Trust is a non-EU AIFM.

            The Trust has entered into agreements with various service providers including First Trust (as the Investment Advisor), the Custodian, Distributor, Transfer Agent, Administrator, index providers and the exchanges where each Fund is listed in respect of the Funds. Further details regarding the duties and roles of such service providers can be found in the Prospectus and the SAI for the Funds.

            In addition to the parties listed above, the Trust has appointed (i) Chapman and Cutler LLP as its legal counsel which advises it on U.S. legal matters; (ii) Deloitte & Touche LLP as the Funds' auditors who undertake to audit the Funds' financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) (United States); and (iii) CT Corporation System as the Funds' registered agent.

            First Trust is not required to ensure that the Funds appoint, and the Funds have not appointed, a depositary for purposes of the AIFM Directive (a depositary in the context of the AIFM Directive has a specific role and function. The appointment of such depositary is not required for non-EU AIFs with non-EU AIFMs.). As such investors in the Funds have no rights as against any person in respect of the duties or liabilities of a depositary under the AIFM Directive.

            Investors' Contractual Rights. In respect of each of the service providers to the Funds, investors who purchase shares in the Funds in the secondary market have no direct rights of action against the service providers, as a matter of contract law or under the establishment documents of the Trust. The proper plaintiff in an action in respect of which a wrongdoing is alleged to have been committed against the Funds or the Trust by a service provider is, prima facie, the Trust itself. An investor may bring a derivative or similar action or proceeding ("Derivative Action") against the Trust or a Fund to recover a judgment in its favor in accordance with the provisions of the Declaration. Accordingly, investors would have no direct contractual right against the relevant service provider for breach of the agreement governing its appointment by the Trust. The foregoing disclosure is without prejudice to such other rights of action (for example, under the securities laws, tort law or in respect of breach of fiduciary duty) which might in certain situations be separately available to investors.


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            Investment in the Funds. Investors will buy shares in the Funds in secondary market transactions through brokers and will not subscribe for shares from the Trust directly. As such, there is no direct contractual relationship between the Funds and the investor in connection with the purchase or sale of shares. While the Funds are established under Massachusetts law and Massachusetts law does facilitate the enforcement of judgments obtained in foreign jurisdictions, investors who buy shares on the secondary market will have no direct contractual right of action against the Funds. Investors should refer to "How to Buy and Sell Shares" in the main body of the Prospectus for more detail. The foregoing disclosure is without prejudice to such other rights of action (for example, under the securities laws, tort law or in respect of breach of fiduciary duty) which might in certain situations be separately available to investors.

            Redemption from the Funds. Non-U.S. investors will sell shares in secondary market transactions through brokers and will not redeem shares from the Funds directly. Shares can be sold throughout the trading day like other publicly traded shares. Investors should refer to "How to Buy and Sell Shares" in the main body of the Prospectus for more detail.

            Liquidity Risk Management. Investors should note that while First Trust is not required to implement liquidity management arrangements in accordance with the AIFM Directive in respect of the Funds, the Funds are subject to the liquidity limitations established by the SEC. The Trustees have delegated to First Trust the day-to-day determination of illiquidity of equity and fixed income securities as described under "Illiquid Securities" in the SAI.

            Treatment of Investors. The Trust and the AIFM do not offer any investors preferential treatment or the right to obtain preferential treatment. Whilst the Trust does not take specific steps to ensure the fair treatment of investors, under the 1940 Act the Trustees are required to monitor how a Fund operates and oversee matters where the interests of the Fund and its shareholders may differ from those of its investment adviser.

            First Trust is registered as an investment adviser with the SEC, and is subject to regulation and oversight designed to protect shareholders. Under the Investment Advisers Act of 1940, First Trust is a fiduciary to its clients, the Funds, and is therefore required to act in the best interests of clients and to place the interests of clients before its own.

            Information Regarding the use of Leverage and Collateral. The AIFM Directive requires disclosure of certain information relating to leverage, collateral and asset re-use arrangements. The Funds may obtain leverage through the use of derivatives and other non-fully funded investments such as reverse repurchase agreements, firm commitment agreements, standby commitment agreements if, and to the extent that, such transactions are
      (i) disclosed in the Funds' Prospectus and SAI and (ii) deemed appropriate investments by First Trust. These leveraged trading practices generally have not been prohibited by the SEC, though the SEC has published guidance on the manner in which the Funds may cover their leveraged trading practices to limit leverage and avoid the need to address the leverage concerns in Section 18 of the 1940 Act, which severely restricts how the Funds may use leverage. All arrangements entered into by First Trust on behalf of the Funds which result in leverage follow the parameter of the guidance published by the SEC.

            As a non-EU AIFM, First Trust is not obliged to set a maximum permitted level of leverage which it may employ in its management of the Funds. The total amount of leverage employed by the Funds is provided at http://www.ftglobalportfolios.com.

            Investors should refer to the "Investment Objectives and Policies" and "Investment Strategies" section of the SAI for more details on the use and risk of leverage by the Funds.

            Shareholder Voting Rights. The Declaration requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. The Funds' fundamental policies, as described in the "Investment Objectives and Policies" section of the SAI, may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a Fund. The 1940 Act defines a majority vote as the vote of the lesser of
      (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. Please refer to the SAI for further information.

            Net Asset Value. The latest NAV of the Funds, and the latest NAV per share of each class of share of the Funds, is available online at: http://www.ftglobalportfolios.com and online stock quote services. Generally investors will buy and sell shares of the Funds in secondary market transactions through brokers. Shares of the Funds will therefore be available at the relevant market price rather than NAV.

            The historical performance of the Funds since inception is available online at: http://www.ftglobalportfolios.com.

            Accounts. Under the AIFM Directive, First Trust is required to make available the annual report of the Funds that it markets in the EEA. This must be prepared by no later than 6 months following the end of the financial year and contain certain specific content requirements set out in the AIFM Directive. The Funds' financial year ends as at 31 July and so the first annual report must be produced by First Trust no later than 31 January 2016. Once the annual report has been produced, it will be made available to investors in the manner as set out in the Prospectus.

            Professional Liability Requirements/Delegation by the AIFM/Valuation. As a non-EU AIFM, First Trust is not subject to certain EU requirements relating to (i) the cover of professional liability risk by holding either additional own funds or appropriate professional liability insurance; (ii) permitted delegation and the management and disclosure of conflicts of interest relating to any such delegation; and (iii) valuation as set out in Article 19 of the AIFM Directive. As such, no disclosures for the purposes of the AIFM Directive have been made. Notwithstanding this, First Trust and the Funds continue to comply with their requirements under U.S. law.

            Periodic Disclosure Obligations. The following information will be disclosed to Fund shareholders on a periodic basis by way of a posting being made on http://www.ftglobalportfolios.com:

             o the percentage of each Fund's assets, if any, that are subject to special arrangements arising from their illiquid nature (including, but not limited to, deferrals of redemptions and suspensions);

             o the current risk profile of each Fund and the risk management systems employed by the AIFM to manage those risks; and

             o  the total amount of leverage employed by each Fund, if any.

            Whenever any new arrangements for managing the liquidity of the Funds are introduced including, but not limited to, any material changes to the liquidity management systems and procedures employed by First Trust, a disclosure to this effect will be uploaded on the Funds' website. The Funds will ensure that a notice is uploaded on an expedited basis whenever deferrals or other similar special arrangements are activated or where redemptions of shares are suspended.

            A notice will be posted without undue delay whenever there is a change to a maximum level of leverage which may be employed on behalf of a Fund; and any changes are made to the right of re-use of collateral or any changes to any guarantee granted under any leveraging arrangement.


       PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND STATEMENT OF ADDITIONAL
                        INFORMATION FOR FUTURE REFERENCE